                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report(Date of earliest event          October 7, 2002 (October 3, 2002)
reported)                                      ---------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                        0-22760                48-1099142
-------------------------------  -----------------------  ----------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

15301 West 109th Street, Lenexa, Kansas                            66219
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            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     (913) 647-0158
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.       Other Events.

     On October 3, 2002,  Elecsys  Corporation issued a press release announcing that its DCI subsidiary  has entered into a letter of intent to acquire  certain assets and assume certain  liabilities of Crystaloid  Technologies,  Inc. as set forth in the attached press release.

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBIT.  The following exhibits are filed herewith:

      99.1        Press Release dated October 3, 2002.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

         Date:  October 7, 2002
                                   ELECSYS CORPORATION

                                   By:      /s/ Todd A. Daniels
              -------------------------------------------
                                       Todd A. Daniels, Vice President
                                       - Finance, DCI, Inc.